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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) APRIL 25, 2000

                          NORTHEAST OPTIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)

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

              DELAWARE                     000-24653             04-3056279
    (State or other jurisdiction          (Commission         (I.R.S. Employer
         of  incorporation)               File Number)       Identification No.)
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

         2200 WEST PARK DRIVE
      WESTBOROUGH, MASSACHUSETTS                             01581
(Address of principal executive offices)                   (Zip code)
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Registrant's telephone number, including area code:  (508) 616-7800


                                                         Exhibit Index at Page 3


                                                                     Page 1 of 7
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ITEM 5.  OTHER EVENTS

On April 25, 2000 the Company announced the results of operations for the first quarter of the 2000 fiscal year, as set forth in the press release attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS.         Press Release Dated April 25, 2000

                    -----------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NORTHEAST OPTIC NETWORK, INC.


Date: April 27, 2000                     By:  /s/ Vincent C. Bisceglia
                                             -----------------------------------
                                              Vincent C. Bisceglia
                                              Chairman & Chief Executive Officer



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                                  EXHIBIT INDEX

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Exhibit No.                  Description                           At Page

   99               Press Release Dated April 25, 2000                  4
                                                                       ----
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